©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data Q3 2010 Alliance Data NYSE: ADS Q3 2010 Exhibit 99.1

Alliance Data Q3 2010 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data: ~$300 Billion Market in Play
• Marketing spend is shifting from traditional mass marketing to data-enabled, multi-channel direct marketing
• The digital channel spend directed toward transaction-based, ROI solutions:
• Strong double-digit growth market
• Still less than 10% of $300+ billion prize
Traditional
Mass
Marketing
Direct and
Digital
Marketing
47%
36%
Sources: ZenithOptimedia for Core Advertising March 2010;
DMA 2010 Statistical Fact Book; and
Forrester US Interactive Marketing Forecast 2009
$190 Billion
$128 Billion
Alliance Data’s
Addressable
Market
In 2009 $26B
spent in digital,
and expected to
grow to $40B in
2012

- Multi-channel marketing strategy
- Data products
- Database design and build
- Analytics
- Permission-based email
- Customer care
- Processing
- Credit

AllianceData

Alliance Data Q3 2010 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data is the largest and most comprehensive provider of transaction-based marketing and loyalty solutions.
A Unique Business Model.
Advantages over traditional marketing channels:
-
Transaction-based programs allow micro-segmentation of clients’ customer data
-
Provide high, measurable ROIs for our clients
Comprehensive suite of products that
span many traditional marketing channels:

Alliance Data Q3 2010 4
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
An End-to-End Solution
Strategy/
Creative
Analytics Distribution
Data/
Database
Mobile
Direct Mail POS
Permission-
based Email
Social Media
On-line
Call Center

Alliance Data Q3 2010 5
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Three Businesses. One Focus.
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of
loyalty marketing
programs and services
to profitably change
customer behavior
Private Label
Drives sales for our clients
by providing marketing
driven branded credit
programs that build
customer loyalty
These solutions are delivered through three businesses.

Hilton
kraft foods
make today delicious
Pfizer
Bank of America
VISA
Epsilon
BMO Bank of Montreal
VICTORIA'S SECRET
LoyaltyOne
RONA
Doing it right
Private Label
ANNTAYLOR
J.CREW
POTTERYBARN
Giving our best
Canada Safeway Limited

AllianceData

Alliance Data Q3 2010 6 ©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Key Clients Shell Oil of Canada We continue to work with some of the biggest brands in North America.

Alliance Data Q3 2010 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Results and Trends
Private Label
+ Through Q2, four consecutive
quarters of miles issuance growth
+ Significant number of 2009 wins
ramping up (Visa, CapOne, . . )
+ Double-digit growth in credit sales
+ New client signings in energy (Ontario
Power) and consumer durables
(Whirlpool)
+ Revenue growth at Abacus + Double-digit growth in accounts receivable portfolio
+ Consumer discretionary spending
appears to be increasing
+ New signings in 2010 replenishing
backlog
+ Stable to improving funding rates
+ Stronger Canadian $ + Acquisition of Equifax’s DMS
business
+ Delinquencies down
- Weak adj. EBITDA for several
quarters as we refill breakage pool
(timing issue)
+ Credit loss rates down significantly
1  Half 2010: revenue $391mm 19%
adj. EBITDA $112mm 20%
1  Half 2010: revenue $263mm 10%
adj. EBITDA $59mm 12%
1  Half 2010: revenue $683mm 12%
adj. EBITDA $273mm 26%
+ FY 2010:  revenues double-digit
adj. EBITDA ~ flat
+ FY 2010:  revenues double-digit
adj. EBITDA double-digit
+ FY 2010:  revenues double-digit
adj. EBITDA double-digit
st
st
st

Alliance Data Q3 2010 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Consolidated Operating Results
($MM, except per share data)
% Change
2010 Actual Pro forma (a) 10/09PF
Revenue 1,333 $       937 $       1,203 $       11%
Net income 94 57 64%
Net income per diluted share 1.67 $      0.96 $      74%
Adjusted EBITDA 410 $       274 $       343 $       20%
Core earnings per diluted share (b) 2.76 $      2.12 $      30%
(a) 2009 revenue and adjusted EBITDA are shown pro forma to reflect the commercial presentation format effective by the change in accounting presentation.
(b) Previously known as cash earnings per diluted share.
Six Months Ended
June 30,
2009
January 1, 2010.  Net income, net income per diluted share and core earnings per diluted share are not impacted

Alliance Data Q3 2010 9
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Guidance
($MM, except per share data)
Pro forma
2009
Guidance
2010 % Change
Revenues Reported $2,513
Normalized* $2,478 $2,770 +12%
Adjusted EBITDA Reported $734
Normalized $717 $800 +12%
Core EPS Reported $5.16
Normalized $4.64 Min. $5.70 +23%
*normalized excludes infrequently occuring items
Similar growth
expected in 2011

Alliance Data Q3 2010 10
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exch ange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K

Alliance Data Q3 2010 11
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.